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                                                                 Exhibit 23.1





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated May 10, 1996, by reference in this Annual Report on Form 10-K into the Company's previously filed Registration Statements File, No.'s 33-18793 and 33-36630.

                                           ARTHUR ANDERSEN LLP


Boston Massachusetts
June 24, 1996